UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 21, 2004

INVISA, INC.

(Exact name of registrant as specified in its charter)

 Nevada                                    000-50081                      65-1005398

(State or other jurisdiction                                    (Commission                        (IRS Employer
    of Incorporation)                                      (File Number)                      Identification No.)

      4400 Independence Court, Sarasota, Florida                                            34234

      (Address of principal executive offices)                                  (Zip Code)

Registrant’s telephone number, including area code     (941) 355-9361

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Change in Registrant’s Certifying Accountant

(a)	Effective October 18, 2004, the Registrant’s Board of Directors dismissed the firm of Grant Thornton LLP from serving as the Registrant’s independent auditors and engaged the firm of Aidman, Piser & Company, Certified Public Accountants to serve as the Registrant’s independent auditors. During the two most recent fiscal years and subsequent interim period, there were no disagreements on matters of accounting principles and practices, financial disclosure, or auditing scope of procedure between the Registrant and Grant Thornton LLP. The Registrant’s Board of Directors dismissed Grant Thornton LLP and hired Aidman, Piser & Company because Aidman, Piser & Company was more competitively priced.

(b)	The Report of Grant Thornton LLP on the Registrant’s financial statements as of and for the years ended December 31, 2003 and 2002 did not contain an adverse, qualified or disclaimer of opinion. However, the Reports did contain an explanatory paragraph wherein Grant Thornton LLP expressed substantial doubt about the Registrant’s ability to continue as a going concern.

(c)	As disclosed in the 10-KSB, the nature of the business and the size of the Company have prevented the Company from being able to employ sufficient resources to enable it to have an adequate segregation of duties within its internal control system. This condition is considered a reportable condition and has been discussed with the audit committee. The Company will continue to monitor and assess the costs and benefits of additional staffing in the accounting area.

(d)	The Registrant has requested Grant Thornton LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Registrant in response to this Item 4.01 and, if not, stating the respects in which it does not agree. The Registrant delivered a copy of this Form 8-K report to Grant Thornton LLP on October 21, 2004, via email. Grant Thornton’s letter is attached hereto as an exhibit.

(e)	Prior to their appointment, the Registrant did not consult with Aidman, Piser & Company on any matters related to accounting or the type of opinion they may issue.

Item 9.01     Financial Statements and Exhibits

(a)	Exhibits

Exhibit No.        Description

16.1	Letter from Grant Thornton LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVISA, INC.

Date: October 21, 2004	By:	/s/ Herbert M. Lustig
Herbert M. Lustig
Title President